SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 5, 2002
               -------------------------------------------------
               (Date of Report) (Date of earliest event reported)

                              KINGSGATE ACQUISITIONS, INC.

             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

                           Registration No. 333-99419


       DELAWARE                                   98-0211672
      ---------------                         -------------------
      (State or other                             (IRS Employer
      jurisdiction of                          Identification No.)
       incorporation)


                              c/o Wolfgang Schwarz
                         Look Models International, Inc.
                                Passauerplatz #1
                              Vienna 1010, Austria
    -----------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code: 011-43-1-533-5816
    -------------------------------------------------------------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Thomas Monahan, CPA was our independent certifying accountant for the fiscal years ended December 31, 2001, 2000 and 1999. On November 25, 2002, we terminated his appointment and subsequently engaged Horwath Gelfond Hochstadt Pangburn, P.C., independent certified public accountants, as our certifying accountant. The termination of Thomas Monahan, CPA and appointment of Horwath Gelfond Hochstadt Pangburn, P.C. was approved by our board of directors.

     The reports of Thomas Monahan, CPA on our financial statements for the past two fiscal years for which Thomas Monahan, CPA provided such reports, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle except that such reports were modified with respect to our ability to continue as a going concern.

     In connection with the audits of the last two fiscal years ended December 31st and during the subsequent interim period preceding his dismissal, there were no disagreements between us and Thomas Monahan, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to his satisfaction, would have caused Thomas Monahan to make reference to the subject matter of the disagreement in connection with his reports.

     In connection with the audits of the last two fiscal years ended December 31st and during the subsequent interim period preceding his dismissal, Thomas Monahan did not advise us that:

(A) internal controls necessary for us to develop reliable financial statements did not exist;

(B) information had come to his attention that led him to no longer to be able to rely on our management's representations or made him unwilling to be associated with the financial statements prepared by our management;

(C) there was a need to expand significantly the scope of his audit, or that information had come to his attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause him to be unwilling to rely on our management's representations or be associated with our financial statements;

(D) information had come to his attention that he had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

     We did not consult with Horwath Gelfond Hochstadt Pangburn, P.C. during the Company's fiscal years ended December 31, 2001, 2000 or 19999 and subsequent period through November 25, 2002 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Company's financial statements or any accounting, auditing or financial reporting issue.

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ITEM 7.  EXHIBITS


        Exhibits filed as part of this Report are as follows:

          Exhibit 16.

          Letter from Thomas Monahan CPA regarding confirmation of our assertions on changes in Registrant's certifying accountants.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Kingsgate Acquisitions, Inc.



Dated:   December 5, 2002                        By: /s/Wolfgang Schwarz
                                                 -------------------------
                                                 Wolfgang Schwarz
                                                 Chief Executive and
                                                 Chief Financial Officer

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